Supplement dated May 2, 2011

to the variable annuity prospectus for

Flex Extra

dated May 1, 2011

In the “Investment Management Fees and Other Expenses” table appearing in “Table of Fees and Expenses,” the information pertaining to the Oppenheimer Global Strategic Income Fund/VA (Non-Service) is deleted and replaced with the following:

Fund Name	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Annual Fund Operating Expenses
Oppenheimer Global Strategic Income Fund/VA (Non-Service)	0.60%[a]	0.15%	—	0.04%	0.79%[b]

a) Management Fees reflect the gross management fees paid to the Manager by the Fund during the Fund’s most recent fiscal year and the estimated gross management fee of the Subsidiary for its first fiscal year.

b) The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. This voluntary fee waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund prospectus. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.71% for Non-Service Shares. This voluntary expense limitation may be amended or withdrawn at any time. The Fund’s management fee and other annual operating expenses may vary in future years.

If you have any questions, please contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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